Exhibit 10.2


                              EMPLOYMENT AGREEMENT

         This EMPLOYMENT AGREEMENT (the "Agreement"), dated as of August 4, 1998, is entered into between Ranger Industries, Inc., a Connecticut corporation (the "Company"), and Morton E. Handel ("Executive").

                                    Recitals

         The Company wishes to employ Executive and Executive wishes to be employed by the Company, on the terms and conditions set forth below.

         THEREFORE, the parties agree as follows:

         1. Employment Duties. During the Term (as defined in paragraph 2 below), the Company will employ Executive as its Chief Executive Officer and President. Executive will devote the appropriate time and attention to the performance of his duties under this Agreement. Executive initially shall have the duties, rights and responsibilities normally associated with his position with the Company, together with such other reasonable duties relating to the operation of the business of the Company and its affiliates as may be assigned to him from time to time by the Board of Directors of the Company (the "Board") or may otherwise be provided for in the Company's Bylaws. If the Company shall so request, Executive shall become and shall, at any time during the term of this Agreement as the Company shall so request, act as a director of the Company and/or as an officer and/or director of any of the subsidiaries of the Company as they may now exist or may be established by the Company in the future without any compensation other than that provided for in paragraph 3.

         2. Term. The term of Executive's employment under this Agreement (the "Term") will begin on the date of this Agreement and will continue, subject to the termination provisions set forth in paragraph 5 below, until the fifth anniversary of the date hereof; provided that, commencing on the fifth anniversary of the date hereof and on each anniversary thereafter, the Term shall automatically be extended for one year unless either the Company or Executive gives written notice of non-extension to the other at least 90 days prior to the expiration of the Term.

         3. Compensation.

         a. Restricted Stock. As base compensation, in lieu of cash, Executive shall be issued 500,000 shares of the Company's common stock (the "Restricted Stock"), one-fifth of which shall be immediately vested and non- forfeitable as of the date of this Agreement and the balance of which shall vest and become non-forfeitable in equal installments on the first, second, third and fourth anniversaries of the date of this Agreement. Notwithstanding the foregoing, the shares of Restricted Stock shall, to the extent they remain unvested, vest in full upon (i) Executive's termination of Executive's employment for any reason, other than termination for Cause or voluntary termination by Executive in breach of this Agreement, (ii) the termination of the product liability trust to which the Company is a beneficiary as described in the Company's Form 10-KSB for the year ended December 31, 1998 (the "Product Liability Trust") or the receipt by the Company of a significant distribution from the Product Liability Trust or
(iii) a Sale Event. Upon termination of Executive's employment for Cause or as a result of voluntary termination by Executive in breach of this Agreement, Executive shall forfeit all unvested shares of Restricted Stock. For purposes of this Agreement, a Sale Event is deemed to occur if (i) any entity, person or group (other than the Company or an affiliate of the Company or any savings, pension or other benefit plan for the benefit of employees of the Company) acquires shares of the Company's common stock in a transaction or series of transactions that results in such entity, person or group directly or indirectly owning fifty (50%) percent or more of the outstanding common stock of the Company, (ii) there are elected or appointed, within a twelve (12) month period, persons to the Board who are not Board members at the beginning of such twelve
(12) month period, whose election or appointment was not approved by a majority of those persons who were Board members at the beginning of such period, and which newly elected or appointed Board members shall constitute a majority of the Board or (iii) the Company sells all or substantially all of its assets to any other person, or merges or consolidates with any other person or effects any other similar reorganization, if as a result of such merger, reorganization or consolidation the persons who immediately prior thereto owned fifty (50%) percent or more of the outstanding common stock of the Company cease to own securities representing more than 50% of the aggregate voting power and 50% of the common equity of the surviving entity. Executive shall have the right to receive and retain all dividends and other distributions in respect of the shares of Restricted Stock and to vote the shares of Restricted Stock, whether or not vested. Any security of the Company distributed in respect of any Restricted Stock which is not vested, shall vest and become non-forfeitable at the same time as such shares of Restricted Stock vest and become non-forfeitable and shall be subject to forfeiture at the same time, if any, as such shares of Restricted Stock.

         b. Bonus. In addition to the Restricted Stock, the Company shall pay to Executive as a bonus an amount equal to fifteen (15%) percent of the gross amount of any and all amounts received by the Company from the Product Liability Trust. At Executive's advance election, each such bonus shall be paid in a lump sum within fifteen (15) days after the Company's receipt



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of the corresponding  amount from the Product Liability Trust or in nearly equal installments over a period not to exceed three (3) years.

         4. Business Expenses. The Company will pay or reimburse Executive for all business-related expenses reasonably incurred by Executive in the course of his performance of duties under this Agreement, subject to reasonable substantiation by Executive.

         5. Termination of Employment.

         a. Death and Disability. Executive's employment under this Agreement will terminate immediately upon his death and upon 30 days' prior written notice given by the Company in the event Executive is determined to be "permanently disabled" (as defined below).

         b. For Cause. The Company may only terminate Executive's employment under this Agreement for "Cause". "Cause" means either (A) a material breach by Executive of any material provisions of this Agreement; (B) action by Executive constituting willful misconduct or gross negligence in connection with performing his duties hereunder; (C) an act of fraud, misappropriation of funds or embezzlement or conduct intended to cause material injury to the Company by Executive in connection with his employment hereunder; or (D) Executive is convicted of, pleads guilty to or confesses to any felony. The Company may terminate Executive's employment for Cause only by providing Executive written notice of termination, which notice will describe in detail the basis of such termination. If the grounds alleged to constitute Cause are of the type described in clauses (A) or (B) of the definition of "Cause" above, that notice will become effective on the 30th day after Executive's receipt thereof unless Executive cures the alleged violation or other circumstance which was the basis of such termination within such 30-day notice period.

         6. Benefits upon Termination.

         a.  Termination   with  Cause  or  Resignation.   Upon  termination  of
Executive's employment by the Company for Cause or by Executive's voluntary resignation in breach of this Agreement, the Company will remain obligated to pay Executive only the unpaid portion of his bonus and benefits (including the value of any untaken vacation time to the extent Executive has, during the year in which such termination occurs, taken less vacation time than permitted to him hereunder), to the extent accrued through the effective date of termination. Any amount due under this subparagraph will be payable within 30 days after the date of termination, unless a later date has been selected by Executive.

         b. No Mitigation. Executive will not be required to mitigate the amount of any payment provided for in this paragraph 6 by seeking other employment or otherwise, nor will the amount of any payment or benefit provided for in this paragraph 6 be reduced by any

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compensation earned by him as the result of employment by another employer or by retirement benefits after the date of termination, or otherwise.

         c. Payment of Additional Taxes. In the event that any accelerated vesting of the Executive's rights with respect to stock options, restricted stock (including the shares of Restricted Stock) or any other benefit or compensation results in the imposition of an excise tax payable by the Executive under Section 4999 of the Internal Revenue Code, or any successor or other provision with respect to "excess parachute payments" within the meaning of
Section 280G(b) of the Internal Revenue Code, the Company shall make a cash payment to the Executive in the amount of such taxes and shall also make a cash payment to the Executive in an amount equal to the total of federal, state and local income and excise taxes for which the Executive may be liable on account of the cash payments made under this section.

         7. Indemnification. To the full extent permitted by applicable law, Executive shall be indemnified and held harmless by the Company against any and all judgments, penalties, fines, amounts paid in settlement, and


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other reasonable expenses (including, without limitation,  reasonable attorneys'
fees and disbursements) actually incurred by Executive in connection with any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative, investigative or other) for any action or omission in his capacity as a director, officer or employee of the Company. Indemnification under this paragraph 8 shall be in addition to, and not in substitution of, any other indemnification by the Company of its officers and directors. Expenses incurred by Executive in defending an action, suit or proceeding for which he claims the right to be indemnified pursuant to this paragraph 8 shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon the Company's receipt of (x) a written affirmation by Executive of his good faith belief that the standard of conduct necessary for his indemnification hereunder and under the provisions of applicable law of the State of Connecticut, has been met and (y) a written undertaking by or on behalf of Executive to repay the amount advanced if it shall ultimately be determined that Executive engaged in conduct which precludes indemnification under the provisions of applicable law of the State of Connecticut. Such written undertaking in clause (y) shall be accepted by the Company without security therefor and without reference to the financial ability of Executive to make repayment thereunder. The Company shall use commercially reasonable efforts to maintain in effect for the Term of this Agreement a directors' and officers' liability insurance policy, with a policy limit of at least $10,000,000, subject to customary exclusions, with respect to claims made against officers and directors of the Company; provided, however, the Company shall be relieved of this obligation to maintain directors' and officers' liability insurance if, in the good faith judgment of the Company, it cannot be obtained at a reasonable cost.

         8. Arbitration. The parties hereto will endeavor to resolve in good faith any controversy, disagreement or claim arising between them, whether as to the interpretation, performance or operation of this Agreement or any rights or obligations hereunder. If they are unable to do so, any such controversy, disagreement or claim will be submitted to binding


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arbitration, for final resolution without appeal, by either party giving written notice to the other of the existence of a dispute which it desires to have arbitrated. The arbitration will be conducted in New York, New York by one arbitrator and will be held in accordance with the rules of the American Arbitration Association. The decision and award of the arbitrator must be in writing and will be final and binding upon the parties hereto. Judgment upon the award may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The expenses of arbitration will be borne in accordance with the determination of the arbitrator with respect thereto.

         9. Miscellaneous.

         a. Executive represents and warrants that he is not a party to any agreement, contract or understanding, whether employment or otherwise, which would restrict or prohibit him from undertaking or performing employment in accordance with the terms and conditions of this Agreement.

         b. The provisions of this Agreement are severable and if any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions and any partially unenforceable provision to the extent enforceable in any jurisdiction will remain binding and enforceable.

c. The rights and obligations of the Company under this Agreement inure to the benefit of, and will be binding on, the Company and its successors and permitted assigns, and the rights and obligations (other than obligations to perform services) of Executive under this Agreement will inure to the benefit of, and will be binding upon, Executive and his heirs, personal representatives and permitted assigns; provided, however, Executive shall not be entitled to assign or delegate any of his rights and obligations under this Agreement without the prior written consent of the Company; provided, further, that the Company shall not have the right to assign or delegate any of its rights or obligations under this Agreement except to a corporation, partnership or other business entity that is, directly or indirectly, controlled by the Company.

         d. Any notice to be given under this Agreement will be personally delivered in writing or will have been deemed duly given when received after it is posted in the United States mail, postage prepaid, registered or certified, return receipt requested, and if mailed to the Company, will be addressed to its principal place of business, attention: Secretary, and if mailed to Executive, will be addressed to him at his home address last known on the records of the Company or at such other address or addresses as either the Company or Executive may hereafter designate in writing to the other.

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         e. The failure of either party to enforce any  provision or  provisions of this Agreement will not in any way be construed as a waiver of any such provision or provisions as to any future violations thereof, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted the parties herein are cumulative and the waiver of any single remedy will not constitute a waiver of such party's right to assert all other legal remedies available to it under the circumstances.

         f. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO CONFLICTS OF LAWS.

         g. Captions and paragraph headings used herein are for convenience and are not a part of this Agreement and will not be used in construing it.


         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first set forth above.


                         RANGER INDUSTRIES, INC.



                         By:         /s/ John Turitzin
                             --------------------------------------
                             Name:  John Turitzin
                             Title: Secretary


                                      /s/ Morton E. Handel
                             --------------------------------------
                                      Morton E. Handel



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